EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U. S. C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Amended Transition Report of OneLife Technologies Corp. (the “Company”) on Form 10-KT/A for the transition period from May 1, 2017 to December 31, 2017 (the “Report”), I, John R. Muchnicki, Chief Financial Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: October 26, 2018	By:	/s/ John R. Muchnicki
John R. Muchnicki
Chief Financial Officer
(Principal Accounting Officer)